UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2005


                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


             Nevada                                     68-0448219
 -------------------------------           ------------------------------------
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or organization)

            1515 N. Federal Highway, Suite 418, Boca Raton, FL 33432
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (561) 750-0410
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

On February 9, 2005, Adsouth Partners, Inc. issued a press release providing a business update, an update on 2005 whole year revenue guidance and first quarter 2006 revenue guidance. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 8.01 Other Events.

In December 2006, the registrant formed Genco Power Solutions, Inc. ("Genco") for the purpose of marketing power generation systems. The Registrant received 66% of Genco's common stock. Mr. Anton Lee Wingeier, the Registrant's chief financial officer, serves as Genco's president. Genco has employed two individuals to manage Genco's operations, each of whom owns 13.5% of Genco's stock. In order to provide adequate working capital for its business, on February 10, 2006, Genco entered into a loan agreement with a non-affiliated lender which provides for a $1,000,000 loan commitment. The terms of the loan agreement provides for an initial draw of $500,000, which loan was made on February 10, 2006, and a second draw of $500,000 within thirty days of the initial draw. The loan bears interest at 18% per annum, requires an interest only payment for the first month and twelve payments thereafter consisting of $41,666.67 of principal plus accrued interest. The loan is guaranteed by Mr. John Acunto, Jr., the Registrant's principal stockholder, for which he provided received consideration of fifty thousand dollars from Genco. In addition the lender holds a security interest in all of Genco's assets. Pursuant to the loan agreement, the lender received 7% of Genco's common stock and has a right of first refusal to provide customer financing for the sale of Genco's generator systems. Also, after 18 months, the lender has the right to cause the Registrant to purchase the lender's shares of Genco common stock at a negotiated price of no less than 3.5 times Genco's trailing twelve month's income before interest, depreciation, amortization and income taxes.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ADSOUTH PARTNERS, INC.
                                  ----------------------
                                            (Registrant)

Date: February 14, 2006           /S/  Anton Lee Wingeier

                                  ----------------------------------------
                                  Anton Lee Wingeier
                                  Chief Financial Officer




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                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------
99.1            Press release, dated February 9, 2006, issued by Adsouth
                Partners, Inc.
99.2            Loan agreement, dated February 10, 2006, between Genco Power
                Solutions, Inc. and New Valu, Inc.




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